Penske Automotive Group, Inc. 2555 Telegraph Road Bloomfield Hills, MI 48302-0954

FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS ALL TIME RECORD

RESULTS

- **Roger Penske,** *Chair and Chief Executive Officer*

Financial Summary

Net Revenues

($ in billions)

3Q	$6.0, +0%
9M YTD	$14.6, -15%

Earnings Before Taxes

($ in millions)

3Q	$311.6, +97%
9M YTD	$444.3, -2%

Income From Cont. Ops.

($ in millions)

	Actual	**Adjusted**
Q3	$247, +112%	$231, +99%
9M YTD	$343, +3%	$328, -2%

Earnings Per Share

	Actual	**Adjusted**
Q3	$3.07, +116%	$2.87, +102%
9M YTD	$4.27, +6%	$4.08, +2%

Gross Profit / Margin

3Q	+10% / +140 bps
9M YTD	-12% / +60 bps

BLOOMFIELD HILLS, MI, October 22, 2020 – Penske Automotive Group, Inc. (NYSE:PAG), a diversified international transportation services company, today announced record results for the third quarter, including the most profitable quarter in company history. For the three months ended September 30, 2020, the company reported income from continuing operations attributable to common shareholders of $246.5 million, or $3.07 per share, compared to $116.1 million, or $1.42 per share in the prior year. Foreign exchange positively impacted earnings per share by $0.05. Revenue was flat at $6 billion. Third quarter income from continuing operations and related earnings per share include a net income tax benefit of $15.4 million, or $0.19 per share, from various U.S. and foreign tax legislation changes. Excluding this

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net benefit, adjusted income from continuing operations increased 99.1% to $231.1 million, and related earnings per share increased 102.1% to $2.87.

Commenting on the company’s results, Chairman Roger Penske said, “I am very pleased to report all time record results for Penske Automotive Group in the third quarter. These results were primarily driven by same-store retail automotive revenue and margin expansion, coupled with expense reductions which contributed to a 1,010 basis points decline in selling, general and administrative expenses (“SG&A”) as a percent of gross profit. Through our cost cutting efforts, we estimate that approximately $125-150 million in annualized costs were eliminated across our various businesses.” Penske continued, “I am particularly pleased that our strong cash flow has allowed us to significantly reduce long-term debt, lengthen maturities and reduce future annual interest expense by an estimated $17 million.”

For the nine months ended September 30, 2020, the company reported income from continuing operations attributable to common shareholders of $343.1 million, or $4.27 per share, compared to $333.9 million, or $4.02 per share in the prior year. Foreign exchange positively impacted earnings per share by $0.01. Revenue was $14.6 billion compared to $17.3 billion in the same period last year. Excluding the tax benefit discussed above, adjusted income from continuing operations decreased 1.9% to $327.7 million, and related earnings per share increased 1.5% to $4.08.

Operational Highlights – Third Quarter 2020

●	Retail automotive same-store revenue increased 3.6%
●	Retail automotive earnings before taxes increased 170%
●	Retail automotive same-store variable gross profit per unit retailed increased 29%
●	Retail automotive same-store service and parts gross margin increased 250 basis points
●	Total gross margin increased 140 basis points to 16.0%
●	SG&A expenses declined $29 million and SG&A to gross profit declined 1,010 basis points to 67.3%

Long-Term Debt

During the third quarter of 2020, the company repaid in full our $300 million 3.75% senior subordinated notes at scheduled maturity using availability under our U.S. revolving credit facility. Additionally, during the quarter we issued $550 million in senior subordinated notes at 3.5% due 2025. The proceeds of these notes were used to redeem our $550 million in aggregate principal amount of 5.75% senior subordinated notes due 2022 on October 1st. In the interim, we utilized the proceeds from

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the new 3.5% senior subordinated notes to temporarily pay down floorplan, U.S. revolver and mortgage revolver balances.

Used Vehicle SuperCenters

Penske Automotive Group operates sixteen Used Vehicle SuperCenters. For the three months ended September 30, 2020, profitability more than tripled to $16.0 million compared to $4.8 million last year driven by a 36% increase in same-store variable gross profit per unit retailed. Retail unit sales decreased by 6.9% to 18,372 while revenue increased by 7.6% to $352.5 million. For the nine months ended September 30, 2020, SuperCenter retail unit sales decreased by 25.7% to 41,284 and revenue decreased by 17.1% to $790.5 million. We expect to open two additional Used Vehicle SuperCenters in the next 90 days and have four additional sites under development which would increase the current footprint of SuperCenters by 40%.

Retail Commercial Truck Dealerships

Penske Automotive Group operates twenty-five medium and heavy-duty truck dealership locations in the U.S. and Canada offering primarily Freightliner and Western Star brands. For the three months ended September 30, 2020, earnings before taxes were $23.4 million compared to $30.7 million in the same period last year. Total units retailed declined 5.3% and revenue declined 14.6%. On a same-store basis new units declined 15.5% compared to North American Class 6-8 retail sales which declined 31.0% during the period. Same-store revenue declined 4.5%. For the nine months ended September 30, 2020, earnings before taxes were $51.7 million compared to $65.5 million in the same period last year. Total units retailed increased 6.9%, and revenue increased 2.1%. On a same-store basis new units retailed declined 25.9% and same-store revenue declined 16.9%.

Penske Transportation Solutions

Penske Transportation Solutions (“PTS”), is a leading provider of full-service truck leasing, truck rental, contract maintenance, and logistics services and is an integral part of the North American supply chain, providing supply chain and transportation services to its customers. The company has a 28.9% ownership interest in the PTS partnership and accounts for its ownership interest using the equity method of accounting. In addition to equity income, the company receives cash distributions and may recognize cash tax benefits from time to time. For the three and nine months ended September 30, 2020, the company recorded $64.5 million and $108.0 million in earnings compared to $42.2 million and $106.0 million for the same period last year. The 53% increase in the third quarter was principally driven by improved operating results in full-service leasing and logistics and a reduction in operating expenses.

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Dividend and Share Repurchases

On October 14, 2020, we announced the reinstatement of our cash dividend in the amount of $0.42 per share payable December 1, 2020 to shareholders of record as of November 10, 2020.

For the nine months ended September 30, 2020, the company repurchased 1,027,736 shares for $34.4 million. Approximately $170.6 million remains available to repurchase shares under the company’s existing share repurchase authorization.

Conference Call

Penske Automotive Group will host a conference call discussing financial results relating to the third quarter of 2020 on Thursday, October 22, 2020, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (866) 394-1455 – [International, please dial (516) 575-8644] using access code 6795577. The call will also be simultaneously broadcast over the Internet through the Investor’s section of the Penske Automotive Group website. Additionally, an investor presentation relating to the third quarter 2020 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc., (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company that operates automotive and commercial truck dealerships principally in the United States, the United Kingdom, Canada, and Western Europe, and distributes commercial vehicles, diesel engines, gas engines, power systems and related parts and services principally in Australia and New Zealand. PAG is a member of the Fortune 500 and Russell 1000 and 3000 indexes and is ranked among the World’s Most Admired Companies by Fortune Magazine. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation, amortization (“EBITDA”). The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results and

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should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s liquidity and assessment of business conditions in light of the COVID-19 pandemic. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: the duration, severity and resolution of the COVID-19 pandemic, government imposed restrictions on our business in light of COVID-19 or otherwise, economic conditions generally, conditions in the credit markets, changes in interest rates and foreign currency exchange rates, changes in tariff rates, adverse impacts related to the outcome of the United Kingdom’s departure from the European Union, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to limited vehicle availability due to the COVID-19 pandemic, Worldwide Light Vehicle Testing Protocol (“WLTP”) and Real Driving Emissions (“RDE”), natural disasters, recall or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive Group’s business, markets, conditions, and other uncertainties, which could affect Penske Automotive Group’s future performance. These risks and uncertainties are addressed in Penske Automotive Group’s Form 10-K for the year ended December 31, 2019 and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive Group disclaims any duty to update the information herein.

Inquiries should contact:

J.D. Carlson	Anthony R. Pordon
Executive Vice President and	Executive Vice President Investor Relations
Chief Financial Officer	and Corporate Development
Penske Automotive Group, Inc.	Penske Automotive Group, Inc.
248-648-2810	248-648-2540
jcarlson@penskeautomotive.com	tpordon@penskeautomotive.com

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Statements of Income

(Amounts In Millions, Except Per Share Data)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2020	2019	Change	2020	2019	Change
Revenue	$5,971.6	$5,967.6	0.1%	$14,631.8	$17,287.8	(15.4)%
Cost of Sales	5,015.1	5,097.9	(1.6)%	12,345.7	14,698.8	(16.0)%
Gross Profit	$956.5	$869.7	10.0%	$2,286.1	$2,589.0	(11.7)%
SG&A Expenses	643.3	672.8	(4.4)%	1,738.7	2,008.1	(13.4)%
Depreciation	29.0	27.5	5.5%	85.4	81.0	5.4%
Operating Income	$284.2	$169.4	67.8%	$462.0	$499.9	(7.6)%
Floor Plan Interest Expense	(8.0)	(21.4)	(62.6)%	(37.4)	(64.2)	(41.7)%
Other Interest Expense	(30.8)	(32.9)	(6.4)%	(90.9)	(93.2)	(2.5)%
Equity in Earnings of Affiliates	66.2	43.3	52.9%	110.6	109.6	0.9%
Income from Continuing Operations Before Income Taxes	$311.6	$158.4	96.7%	$444.3	$452.1	(1.7)%
Income Taxes	(64.1)	(42.4)	51.2%	(100.7)	(118.6)	(15.1)%
Income from Continuing Operations	$247.5	$116.0	113.4%	$343.6	$333.5	3.0%
Income from Discontinued Operations, net of tax	0.1	0.1	nm	0.3	0.3	nm
Net Income	$247.6	$116.1	113.3%	$343.9	$333.8	3.0%
Less: Income (Loss) Attributable to Non-Controlling Interests	1.0	(0.1)	nm	0.5	(0.4)	nm
Net Income Attributable to Common Shareholders	$246.6	$116.2	112.2%	$343.4	$334.2	2.8%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$247.5	$116.0	113.4%	$343.6	$333.5	3.0%
Less: Income (Loss) Attributable to Non-Controlling Interests	1.0	(0.1)	nm	0.5	(0.4)	nm
Income from Continuing Operations, net of tax	$246.5	$116.1	112.3%	$343.1	$333.9	2.8%
Income from Discontinued Operations, net of tax	0.1	0.1	nm	0.3	0.3	nm
Net Income Attributable to Common Shareholders	$246.6	$116.2	112.2%	$343.4	$334.2	2.8%
Income from Continuing Operations Per Share	$3.07	$1.42	116.2%	$4.27	$4.02	6.2%
Income Per Share	$3.07	$1.42	116.2%	$4.27	$4.03	6.0%
Weighted Average Shares Outstanding	80.4	81.7	(1.6)%	80.4	83.0	(3.1)%

nm – not meaningful

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Balance Sheets

(Amounts In Millions)

(Unaudited)

	September 30,	December 31,
	2020	2019
Assets:
Cash and Cash Equivalents	$92.7	$28.1
Accounts Receivable, Net	848.2	960.3
Inventories	3,209.7	4,260.7
Other Current Assets	198.8	85.0
Total Current Assets	4,349.4	5,334.1
Property and Equipment, Net	2,337.9	2,366.4
Operating Lease Right-of-Use Assets	2,378.7	2,360.5
Intangibles	2,455.5	2,463.2
Other Long-Term Assets	1,488.2	1,418.5
Total Assets	$13,009.7	$13,942.7

Liabilities and Equity:
Floor Plan Notes Payable	$1,484.0	$2,412.5
Floor Plan Notes Payable – Non-Trade	1,046.4	1,594.0
Accounts Payable	717.2	638.8
Accrued Expenses and Other Current Liabilities	774.8	701.9
Current Portion Long-Term Debt	85.6	103.3
Liabilities Held for Sale	0.5	0.5
Total Current Liabilities	4,108.5	5,451.0
Long-Term Debt	2,216.1	2,257.0
Long-Term Operating Lease Liabilities	2,319.3	2,301.2
Other Long-Term Liabilities	1,282.3	1,121.9
Total Liabilities	9,926.2	11,131.1
Equity	3,083.5	2,811.6
Total Liabilities and Equity	$13,009.7	$13,942.7

Supplemental Balance Sheet Information
New vehicle days' supply	45	71
Used vehicle days' supply	40	52

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Statements of Cash Flow

Amounts in Millions

(Unaudited)

	Nine Months Ended
	September 30,
	2020	2019
Operating Activities:
Net income	$343.9	$333.8
Adjustments to reconcile net income to net cash from continuing operating activities:
Depreciation	85.4	81.0
Earnings of equity method investments	(88.9)	(77.8)
Income from discontinued operations, net of tax	(0.3)	(0.3)
Deferred income taxes	177.6	48.2
Changes in operating assets and liabilities:
Accounts receivable	112.2	(38.0)
Inventories	1,043.5	119.9
Floor plan notes payable	(925.9)	108.7
Accounts payable and accrued expenses	172.1	128.6
Other	(70.1)	(43.3)
Net cash provided by continuing operating activities	849.5	660.8
Investing Activities:
Purchase of equipment and improvements	(114.3)	(188.8)
Proceeds from sale of dealerships	10.3	7.3
Proceeds from sale-leaseback transactions	—	7.3
Proceeds from sale of equipment and improvements	19.8	5.1
Acquisitions net, including repayment of sellers’ floor plan notes payable of $0 and $138.5, respectively	—	(326.9)
Other	(4.4)	(7.4)
Net cash used in continuing investing activities	(88.6)	(503.4)
Financing Activities:
Proceeds from borrowings under U.S. credit agreement revolving credit line	956.0	1,458.0
Repayments under U.S. credit agreement revolving credit line	(1,001.0)	(1,383.0)
Issuance of 3.50% senior subordinated notes	550.0	—
Repayment of 3.75% senior subordinated notes	(300.0)	—
Net (repayments) borrowings of other long-term debt	(253.7)	95.3
Net repayments of floor plan notes payable — non-trade	(547.6)	(18.0)
Cash paid for seller financing	(31.6)	—
Repurchases of common stock	(29.4)	(174.1)
Dividends	(34.2)	(97.3)
Payment of deferred financing fees	(7.8)	—
Other	(5.0)	0.1
Net cash used in continuing financing activities	(704.3)	(119.0)
Discontinued operations:
Net cash provided by discontinued operating activities	0.2	0.2
Net cash provided by discontinued investing activities	—	—
Net cash provided by discontinued financing activities	—	—
Net cash provided by discontinued operations	0.2	0.2
Effect of exchange rate changes on cash and cash equivalents	7.8	(0.5)
Net change in cash and cash equivalents	64.6	38.1
Cash and cash equivalents, beginning of period	28.1	39.4
Cash and cash equivalents, end of period	$92.7	$77.5
Supplemental disclosures of cash flow information:
Cash paid for:
Interest	$106.7	$139.6
Income taxes	32.1	69.8
Non cash activities:
Contingent consideration	$—	10.6

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Operations

Selected Data

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Geographic Revenue Mix:
North America	56.5%	61.8%	59.9%	58.3%
U.K.	35.3%	31.2%	31.5%	33.7%
Other International	8.2%	7.0%	8.6%	8.0%
Total	100.0%	100.0%	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$5,258.0	$5,155.4	$12,828.1	$15,442.9
Retail Commercial Trucks	590.9	692.3	1,481.5	1,451.4
Commercial Vehicles Australia/Power Systems and Other	122.7	119.9	322.2	393.5
Total	$5,971.6	$5,967.6	$14,631.8	$17,287.8

Gross Profit: (Amounts in Millions)
Retail Automotive	$849.7	$747.5	$1,994.1	$2,283.9
Retail Commercial Trucks	73.1	86.6	202.1	199.5
Commercial Vehicles Australia/Power Systems and Other	33.7	35.6	89.9	105.6
Total	$956.5	$869.7	$2,286.1	$2,589.0

Gross Margin:
Retail Automotive	16.2%	14.5%	15.5%	14.8%
Retail Commercial Trucks	12.4%	12.5%	13.6%	13.7%
Commercial Vehicles Australia/Power Systems and Other	27.5%	29.7%	27.9%	26.8%
Total	16.0%	14.6%	15.6%	15.0%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2020	2019	2020	2019
Operating Items as a Percentage of Revenue:
Gross Profit	16.0%	14.6%	15.6%	15.0%
Selling, General and Administrative Expenses	10.8%	11.3%	11.9%	11.6%
Operating Income	4.8%	2.8%	3.2%	2.9%
Income from Continuing Operations Before Income Taxes	5.2%	2.7%	3.0%	2.6%

Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	67.3%	77.4%	76.1%	77.6%
Operating Income	29.7%	19.5%	20.2%	19.3%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

(Amounts in Millions)	2020	2019	2020	2019

EBITDA (1)	$371.4	$218.8	$620.6	$626.3
Floorplan Credits	$10.3	$9.7	$27.3	$27.3
Rent Expense	$58.7	$58.3	$173.1	$173.4
Stock Repurchases	$0.2	$43.6	$34.4	$174.1

(1)See the following Non-GAAP reconciliation table.

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data – Revenue and Gross Profit Mix

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	23%	24%	22%	23%
Audi	13%	11%	13%	12%
Mercedes-Benz	10%	10%	10%	10%
Land Rover / Jaguar	9%	8%	9%	9%
Porsche	7%	6%	7%	6%
Ferrari / Maserati	2%	2%	3%	3%
Lexus	3%	3%	3%	3%
Acura	1%	1%	1%	1%
Bentley	1%	1%	1%	1%
Others	2%	2%	2%	2%
Total Premium	71%	68%	71%	70%
Volume Non-U.S.:
Toyota	10%	11%	10%	10%
Honda	6%	7%	6%	6%
Volkswagen	2%	4%	3%	4%
Nissan	1%	1%	1%	1%
Others	2%	2%	2%	2%
Total Volume Non-U.S.	21%	25%	22%	23%
U.S.:
General Motors / Chrysler / Ford	1%	1%	1%	1%
Stand-Alone Used	7%	6%	6%	6%
Total	100%	100%	100%	100%

Retail Automotive Geographic Revenue Mix:
U.S.	53%	58%	57%	56%
U.K.	40%	36%	36%	38%
Other International	7%	6%	7%	6%
Total	100%	100%	100%	100%

Retail Automotive Geographic Gross Profit Mix:
U.S.	59%	63%	63%	61%
U.K.	35%	32%	32%	34%
Other International	6%	5%	5%	5%
Total	100%	100%	100%	100%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

(Unaudited)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2020	2019	Change		2020	2019	Change
Retail Automotive Units:
New Retail	52,522	57,214	(8.2)%		126,396	166,730	(24.2)%
Used Retail	70,800	74,096	(4.4)%		176,456	218,906	(19.4)%
Total	123,322	131,310	(6.1)%		302,852	385,636	(21.5)%

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,350.6	$2,332.3	0.8%		$5,599.8	$6,873.9	(18.5)%
Used Vehicles	1,954.1	1,824.5	7.1%		4,739.8	5,529.2	(14.3)%
Finance and Insurance, Net	174.4	166.0	5.1%		415.8	491.5	(15.4)%
Service and Parts	521.8	543.5	(4.0)%		1,380.3	1,654.0	(16.5)%
Fleet and Wholesale	257.1	289.1	(11.1)%		692.4	894.3	(22.6)%
Total Revenue	$5,258.0	$5,155.4	2.0%		$12,828.1	$15,442.9	(16.9)%

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$192.8	$164.3	17.3%		$437.6	$511.8	(14.5)%
Used Vehicles	143.3	89.7	59.8%		284.9	284.2	0.2%
Finance and Insurance, Net	174.4	166.0	5.1%		415.8	491.5	(15.4)%
Service and Parts	322.0	321.7	0.1%		827.0	981.4	(15.7)%
Fleet and Wholesale	17.2	5.8	196.6%		28.8	15.0	92.0%
Total Gross Profit	$849.7	$747.5	13.7%		$1,994.1	$2,283.9	(12.7)%

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$44,754	$40,764	9.8%		$44,303	$41,227	7.5%
Used Vehicles	27,601	24,623	12.1%		26,861	25,258	6.3%

Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$3,670	$2,871	27.8%		$3,462	$3,069	12.8%
Used Vehicles	2,024	1,210	67.3%		1,615	1,298	24.4%
Finance and Insurance	1,414	1,264	11.9%		1,373	1,275	7.7%

Retail Automotive Gross Margin:
New Vehicles	8.2%	7.0%	+120	bps	7.8%	7.4%	+40	bps
Used Vehicles	7.3%	4.9%	+240	bps	6.0%	5.1%	+90	bps
Service and Parts	61.7%	59.2%	+250	bps	59.9%	59.3%	+60	bps
Fleet and Wholesale	6.7%	2.0%	+470	bps	4.2%	1.7%	+250	bps
Total Gross Margin	16.2%	14.5%	+170	bps	15.5%	14.8%	+70	bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	44.7%	45.2%	-50	bps	43.7%	44.5%	-80	bps
Used Vehicles	37.2%	35.4%	+180	bps	36.9%	35.8%	+110	bps
Finance and Insurance, Net	3.3%	3.2%	+10	bps	3.2%	3.2%	---	bps
Service and Parts	9.9%	10.5%	-60	bps	10.8%	10.7%	+10	bps
Fleet and Wholesale	4.9%	5.7%	-80	bps	5.4%	5.8%	-40	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	22.7%	22.0%	+70	bps	21.9%	22.4%	-50	bps
Used Vehicles	16.9%	12.0%	+490	bps	14.3%	12.4%	+190	bps
Finance and Insurance, Net	20.5%	22.2%	-170	bps	20.9%	21.5%	-60	bps
Service and Parts	37.9%	43.0%	-510	bps	41.5%	43.0%	-150	bps
Fleet and Wholesale	2.0%	0.8%	+120	bps	1.4%	0.7%	+70	bps
Total	100.0%	100.0%			100.0%	100.0%

11

PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations Same-Store

(Unaudited)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2020	2019	Change		2020	2019	Change
Retail Automotive Same-Store Units:
New Retail	52,502	55,752	(5.8)%		126,298	161,575	(21.8)%
Used Retail	69,766	72,336	(3.6)%		173,104	212,535	(18.6)%
Total	122,268	128,088	(4.5)%		299,402	374,110	(20.0)%

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,349.8	$2,288.1	2.7%		$5,596.3	$6,720.4	(16.7)%
Used Vehicles	1,938.2	1,788.0	8.4%		4,681.8	5,391.9	(13.2)%
Finance and Insurance, Net	173.1	163.5	5.9%		411.9	482.6	(14.6)%
Service and Parts	521.5	534.1	(2.4)%		1,378.4	1,619.1	(14.9)%
Fleet and Wholesale	255.6	283.6	(9.9)%		680.7	871.2	(21.9)%
Total Revenue	$5,238.2	$5,057.3	3.6%		$12,749.1	$15,085.2	(15.5)%

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$192.7	$160.6	20.0%		$437.4	$498.7	(12.3)%
Used Vehicles	142.3	88.5	60.8%		281.9	281.6	0.1%
Finance and Insurance, Net	173.1	163.5	5.9%		411.9	482.6	(14.6)%
Service and Parts	321.8	316.0	1.8%		825.1	960.5	(14.1)%
Fleet and Wholesale	17.2	5.8	196.6%		28.1	15.2	84.9%
Total Gross Profit	$847.1	$734.4	15.3%		$1,984.4	$2,238.6	(11.4)%

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$44,757	$41,040	9.1%		$44,310	$41,593	6.5%
Used Vehicles	27,782	24,717	12.4%		27,046	25,369	6.6%

Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$3,670	$2,881	27.4%		$3,463	$3,086	12.2%
Used Vehicles	2,040	1,224	66.7%		1,628	1,325	22.9%
Finance and Insurance	1,416	1,277	10.9%		1,376	1,290	6.7%

Retail Automotive Same-Store Gross Margin:
New Vehicles	8.2%	7.0%	+120	bps	7.8%	7.4%	+40	bps
Used Vehicles	7.3%	4.9%	+240	bps	6.0%	5.2%	+80	bps
Service and Parts	61.7%	59.2%	+250	bps	59.9%	59.3%	+60	bps
Fleet and Wholesale	6.7%	2.0%	+470	bps	4.1%	1.7%	+240	bps
Total Gross Margin	16.2%	14.5%	+170	bps	15.6%	14.8%	+80	bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	44.9%	45.2%	-30	bps	43.9%	44.5%	-60	bps
Used Vehicles	37.0%	35.4%	+160	bps	36.7%	35.7%	+100	bps
Finance and Insurance, Net	3.3%	3.2%	+10	bps	3.2%	3.2%	---	bps
Service and Parts	10.0%	10.6%	-60	bps	10.8%	10.7%	+10	bps
Fleet and Wholesale	4.8%	5.6%	-80	bps	5.4%	5.9%	-50	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	22.7%	21.9%	+80	bps	22.0%	22.3%	-30	bps
Used Vehicles	16.8%	12.1%	+470	bps	14.2%	12.6%	+160	bps
Finance and Insurance, Net	20.4%	22.3%	-190	bps	20.8%	21.6%	-80	bps
Service and Parts	38.0%	43.0%	-500	bps	41.6%	42.9%	-130	bps
Fleet and Wholesale	2.1%	0.7%	+140	bps	1.4%	0.6%	+80	bps
Total	100.0%	100.0%			100.0%	100.0%

12

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations

(Unaudited)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2020	2019	Change		2020	2019	Change
Retail Commercial Truck Units:
New Retail	3,196	4,154	(23.1)%		8,070	8,688	(7.1)%
Used Retail	1,284	578	122.1%		2,755	1,435	92.0%
Total	4,480	4,732	(5.3)%		10,825	10,123	6.9%

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$376.6	$476.2	(20.9)%		$930.4	$979.6	(5.0)%
Used Vehicles	63.9	36.1	77.0%		135.4	87.8	54.2%
Finance and Insurance, Net	4.1	3.1	32.3%		10.5	9.0	16.7%
Service and Parts	122.1	154.6	(21.0)%		358.1	340.7	5.1%
Wholesale and Other	24.2	22.3	8.5%		47.1	34.3	37.3%
Total Revenue	$590.9	$692.3	(14.6)%		$1,481.5	$1,451.4	2.1%

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$12.3	$21.8	(43.6)%		$34.4	$43.8	(21.5)%
Used Vehicles	0.8	3.3	(75.8)%		(4.5)	8.9	(150.6)%
Finance and Insurance, Net	4.1	3.1	32.3%		10.5	9.0	16.7%
Service and Parts	52.9	55.2	(4.2)%		155.4	128.6	20.8%
Wholesale and Other	3.0	3.2	(6.3)		6.3	9.2	(31.5)
Total Gross Profit	$73.1	$86.6	(15.6)%		$202.1	$199.5	1.3%

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$117,825	$114,636	2.8%		$115,286	$112,746	2.3%
Used Vehicles	49,735	62,460	(20.4)%		49,141	61,248	(19.8)%

Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$3,856	$5,244	(26.5)%		$4,265	$5,038	(15.3)%
Used Vehicles	626	5,684	(89.0)%		(1,645)	6,211	(126.5)%
Finance and Insurance	923	658	40.3%		973	888	9.6%

Retail Commercial Truck Gross Margin:
New Vehicles	3.3%	4.6%	-130	bps	3.7%	4.5%	-80	bps
Used Vehicles	1.3%	9.1%	-780	bps	(3.3)%	10.1%	-1,340	bps
Service and Parts	43.3%	35.7%	+760	bps	43.4%	37.7%	+570	bps
Total Gross Margin	12.4%	12.5%	-10	bps	13.6%	13.7%	-10	bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	63.7%	68.8%	-510	bps	62.8%	67.5%	-470	bps
Used Vehicles	10.8%	5.2%	+560	bps	9.1%	6.0%	+310	bps
Finance and Insurance, Net	0.7%	0.4%	+30	bps	0.7%	0.6%	+10	bps
Service and Parts	20.7%	22.3%	-160	bps	24.2%	23.5%	+70	bps
Wholesale and Other	4.1%	3.3%	+80	bps	3.2%	2.4%	+80	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	16.8%	25.2%	-840	bps	17.0%	22.0%	-500	bps
Used Vehicles	1.1%	3.8%	-270	bps	(2.2)%	4.5%	-670	bps
Finance and Insurance, Net	5.6%	3.6%	+200	bps	5.2%	4.5%	+70	bps
Service and Parts	72.4%	63.7%	+870	bps	76.9%	64.5%	+1,240	bps
Wholesale and Other	4.1%	3.7%	+40	bps	3.1%	4.5%	-140	bps
Total	100.0%	100.0%			100.0%	100.0%

13

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations Same-Store

(Unaudited)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2020	2019	Change		2020	2019	Change
Retail Commercial Truck Same-Store Units:
New Retail	2,032	2,406	(15.5)%		5,142	6,940	(25.9)%
Used Retail	834	398	109.5%		1,849	1,255	47.3%
Total	2,866	2,804	2.2%		6,991	8,195	(14.7)%

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$240.1	$269.3	(10.8)%		$595.3	$772.6	(22.9)%
Used Vehicles	41.9	24.9	68.3%		91.1	76.7	18.8%
Finance and Insurance, Net	3.2	2.5	28.0%		8.0	8.4	(4.8)%
Service and Parts	86.9	98.6	(11.9)%		248.8	284.4	(12.5)%
Wholesale and Other	10.1	5.0	102.0%		20.0	16.9	18.3%
Total Revenue	$382.2	$400.3	(4.5)%		$963.2	$1,159.0	(16.9)%

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$8.3	$10.9	(23.9)%		$21.8	$32.8	(33.5)%
Used Vehicles	1.9	1.9	—%		1.2	7.5	(84.0)%
Finance and Insurance, Net	3.2	2.5	28.0%		8.0	8.4	(4.8)%
Service and Parts	35.3	39.1	(9.7)%		100.7	112.4	(10.4)%
Wholesale and Other	3.2	3.1	nm	%	12.4	9.0	37.8%
Total Gross Profit	$51.9	$57.5	(9.7)%		$144.1	$170.1	(15.3)%

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$118,167	$111,913	5.6%		$115,765	$111,326	4.0%
Used Vehicles	50,229	62,674	(19.9)%		49,270	61,142	(19.4)%

Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$4,090	$4,514	(9.4)%		$4,242	$4,732	(10.4)%
Used Vehicles	2,252	4,680	(51.9)%		623	5,968	(89.6)%
Finance and Insurance	1,116	902	23.7%		1,145	1,025	11.7%

Retail Commercial Truck Same-Store Gross Margin:
New Vehicles	3.5%	4.0%	-50	bps	3.7%	4.2%	-50	bps
Used Vehicles	4.5%	7.6%	-310	bps	1.3%	9.8%	-850	bps
Service and Parts	40.6%	39.7%	+90	bps	40.5%	39.5%	+100	bps
Total Gross Margin	13.6%	14.4%	-80	bps	15.0%	14.7%	+30	bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	62.8%	67.3%	-450	bps	61.8%	66.7%	-490	bps
Used Vehicles	11.0%	6.2%	+480	bps	9.5%	6.6%	+290	bps
Finance and Insurance, Net	0.8%	0.6%	+20	bps	0.8%	0.7%	+10	bps
Service and Parts	22.7%	24.6%	-190	bps	25.8%	24.5%	+130	bps
Wholesale and Other	2.7%	1.3%	+140	bps	2.1%	1.5%	+60	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	16.0%	19.0%	-300	bps	15.1%	19.3%	-420	bps
Used Vehicles	3.7%	3.3%	+40	bps	0.8%	4.4%	-360	bps
Finance and Insurance, Net	6.2%	4.3%	+190	bps	5.6%	4.9%	+70	bps
Service and Parts	68.0%	68.0%	---	bps	69.9%	66.1%	+380	bps
Wholesale and Other	6.1%	5.4%	+70	bps	8.6%	5.3%	+330	bps
Total	100.0%	100.0%			100.0%	100.0%

14

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations

(Unaudited)

The following tables reconcile reported income from continuing operations and earnings per share to adjusted income from continuing operations and adjusted earnings per share for the three and nine months ended September 30, 2020 and 2019:

Income from Continuing Operations:

	Three Months Ended			Nine Months Ended
(Amounts in Millions)	September 30,			September 30,
	2020	2019	% Change	2020	2019	% Change

Income from Continuing Operations	$246.5	$116.1	112.3%	$343.1	$333.9	2.8%
Less: Income tax benefit (1)	(15.4)	—	nm	(15.4)	—	nm
Adjusted Income from Continuing Operations	$231.1	$116.1	99.1%	$327.7	$333.9	(1.9)%

Earnings Per Share:

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2020		2019	% Change	2020	2019	% Change

Earnings Per Share from Continuing Operations	$3.07		$1.42	116.2%	$4.27	$4.02	6.2%
Less: Income tax benefit (1)	(0.19)		—	nm	(0.19)	—	nm
Adjusted Earnings Per Share from Continuing Operations	$2.87	(2)	$1.42	102.1%	$4.08	$4.02	1.5%

(1)	During the third quarter of 2020, we recorded a net income tax benefit of $15.4 million, or $0.19 per share, from various U.S. and foreign tax legislation changes.
(2)	Earnings per share amounts may not sum due to rounding.

The following tables reconcile reported net income to earnings before interest, taxes, depreciation, and amortization (“EBITDA”) for the three and nine months ended September 30, 2020 and 2019:

	Three Months Ended
	September 30,		2020 vs. 2019
(Amounts in Millions)	2020	2019	Change	% Change

Net Income	$247.6	$116.1	$131.5	113.3%
Add: Depreciation	29.0	27.5	1.5	5.5%
Other Interest Expense	30.8	32.9	(2.1)	(6.4)%
Income Taxes	64.1	42.4	21.7	51.2%
Income from Discontinued Operations, net of tax	(0.1)	(0.1)	—	nm
EBITDA	$371.4	$218.8	$152.6	69.7%

	Nine Months Ended
	September 30,		2020 vs. 2019
(Amounts in Millions)	2020	2019	Change	% Change

Net Income	$343.9	$333.8	$10.1	3.0%
Add: Depreciation	85.4	81.0	4.4	5.4%
Other Interest Expense	90.9	93.2	(2.3)	(2.5)%
Income Taxes	100.7	118.6	(17.9)	(15.1)%
Income from Discontinued Operations, net of tax	(0.3)	(0.3)	—	nm
EBITDA	$620.6	$626.3	$(5.7)	(0.9)%

nm – not meaningful

15